UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 2, 2004

Aqua America, Inc.
(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	001-06659 (Commission File Number)	23-1702594 (I.R.S. Employer Identification No.)

762 West Lancaster Avenue Bryn Mawr, Pennsylvania	19010-3489

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (610) 527-8000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On November 2, 2004, Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation) issued a press release announcing its third quarter 2004 earnings.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release, dated November 2, 2004, issued by Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation).

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AQUA AMERICA, INC.

By:	ROY H. STAHL

Roy H. Stahl
Executive Vice President and General Counsel

Dated: November 2, 2004

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Exhibit Index

Exhibit

99.1	Press Release, dated November 2, 2004, issued by Aqua America, Inc. (formerly known as Philadelphia Suburban Corporation).